Exhibit 99.2

Walmart Announces Pricing for Cash Tender Offer

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO, OR TO ANY PERSON LOCATED OR RESIDENT IN, ANY JURISDICTION WHERE IT IS UNLAWFUL TO RELEASE, PUBLISH OR DISTRIBUTE THIS DOCUMENT. PERSONS INTO WHOSE POSSESSION THIS DOCUMENT COMES ARE REQUIRED BY THE COMPANY, THE DEALER-MANAGERS AND THE INFORMATION AGENT TO INFORM THEMSELVES ABOUT, AND TO OBSERVE, ANY SUCH RESTRICTIONS.

BENTONVILLE, Ark., September 22, 2021 — Walmart Inc. (NYSE: WMT) (“Walmart” or the “Company”) announced today the pricing for its previously announced offer to purchase for cash up to $10,000,000,000 aggregate principal amount (the “Maximum Principal Amount”) of the securities listed in Table I below (collectively, the “Securities”) (such offer to purchase, the “Tender Offer”). The Company also announced the principal amounts of Securities of each series expected to be purchased on the Early Payment Date.

The Tender Offer is made upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 8, 2021 (as amended, the “Offer to Purchase”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

The consideration to be paid for the Securities of each series being purchased in the Tender Offer has been determined in the manner described in the Offer to Purchase according to the “Reference Yield,” which means with respect to the Securities of each series being purchased, the yield of the applicable reference security listed in Table I below for such series of Securities.

With respect to the Tender Offer, the Company expects to accept for purchase on the Early Payment Date Securities up to the Maximum Principal Amount validly tendered, and not validly withdrawn, at or prior to Early Participation Date, in accordance with the Offer to Purchase. Holders who validly tendered and did not validly withdraw Securities at or prior to the Early Participation Date that are accepted for purchase in the Tender Offer on the Early Payment Date will receive the applicable “Total Consideration” listed in Table I below per $1,000 principal amount of such Securities accepted for purchase in the Tender Offer, which includes the Early Participation Amount of $50 per $1,000 principal amount of such Securities. In addition, such holders whose Securities are accepted for purchase pursuant to the Tender Offer on the Early Payment Date will receive accrued and unpaid interest on the applicable series of Securities from, and including, the most recent interest payment date for such series of Securities prior to the Early Payment Date to, but not including, the Early Payment Date (“Accrued Interest”). The Early Payment Date for the Tender Offer is expected to be September 23, 2021.

As previously announced, the Early Participation Date for the Tender Offer was 5:00 p.m., New York City time, on September 21, 2021, and the Early Participation Date was not extended. Withdrawal rights for the Tender Offer expired at 5:00 p.m., New York City time, on September 21, 2021, and were not extended.

The Expiration Date of the Tender Offer is 11:59 p.m., New York City time, on October 5, 2021, unless extended by the Company, in its sole and absolute discretion. However, because the aggregate principal amount of Securities validly tendered and not validly withdrawn in the Tender Offer at or prior to the Early Participation Date exceeds the Maximum Principal Amount, the Company will not accept for purchase any Securities tendered after the Early Participation Date. Securities tendered in the Tender Offer and not purchased on the Early Payment Date will be returned promptly after the Early Payment Date.

The applicable Total Consideration per $1,000 principal amount of Securities of each series to be received by holders of Securities of such series that are validly tendered, and not validly withdrawn, in the Tender Offer and that are accepted for purchase by the Company in the Tender Offer on the Early Payment Date is set forth in Table I below.

TABLE I
Title of Security	Security Identifiers	Principal Amount Outstanding (millions)	Acceptance Priority Level	Principal Amount Tendered as of the Early Participation Date	Principal Amount Expected to be Purchased on the Early Payment Date	Reference Security	Bloomberg Reference Page/Screen	Reference Yield	Fixed Spread (basis points)	Tender Offer Yield	Total Consideration(1)
7.55% Notes due 2030	CUSIP: 931142 BF9 ISIN: US931142BF98	$588	1	$119,265,000	$119,265,000	1.250% due 08/15/2031	FIT1	1.321%	+ 15	1.471%	$1,478.38
6.750% Debentures due 2023	CUSIP: 931142 AU7 ISIN: US931142AU74	$152	2	$1,755,000	$1,755,000	0.125% due 08/31/2023	FIT1	0.222%	+ 10	0.322%	$1,131.94
6.500% Notes due 2037	CUSIP: 931142 CK7 ISIN: US931142CK74	$1,300	3	$261,679,000	$261,679,000	1.750% due 08/15/2041	FIT1	1.798%	+ 45	2.248%	$1,565.60
5.875% Notes due 2027	CUSIP: 931142 CH4 ISIN: US931142CH46	$483	4	$110,014,000	$110,014,000	0.750% due 08/31/2026	FIT1	0.836%	+ 30	1.136%	$1,253.45
6.200% Notes due 2038	CUSIP: 931142 CM3 ISIN: US931142CM31	$919	5	$116,276,000	$116,276,000	1.750% due 08/15/2041	FIT1	1.798%	+ 50	2.298%	$1,534.93
5.625% Notes due 2040	CUSIP: 931142 CS0 ISIN: US931142CS01	$751	6	$142,444,000	$142,444,000	1.750% due 08/15/2041	FIT1	1.798%	+ 55	2.348%	$1,489.91
5.625% Notes due 2041	CUSIP: 931142 DB6 ISIN: US931142DB66	$918	7	$305,298,000	$305,298,000	1.750% due 08/15/2041	FIT1	1.798%	+ 55	2.348%	$1,511.60
5.25% Notes due 2035	CUSIP: 931142 CB7 ISIN: US931142CB75	$1,968	8	$634,878,000	$634,878,000	1.250% due 08/15/2031	FIT1	1.321%	+ 60	1.921%	$1,405.38
5.000% Notes due 2040	CUSIP: 931142 CY7 ISIN: US931142CY78	$519	9	$125,068,000	$125,068,000	1.750% due 08/15/2041	FIT1	1.798%	+ 60	2.398%	$1,396.65
4.875% Notes due 2040	CUSIP: 931142 CV3 ISIN: US931142CV30	$378	10	$101,452,000	$101,452,000	1.750% due 08/15/2041	FIT1	1.798%	+ 60	2.398%	$1,372.92
4.750% Notes due 2043	CUSIP: 931142 DK6 ISIN: US931142DK65	$269	11	$38,136,000	$38,136,000	1.750% due 08/15/2041	FIT1	1.798%	+ 65	2.448%	$1,383.37
4.300% Notes due 2044	CUSIP: 931142 DQ3 ISIN: US931142DQ36	$502	12	$172,387,000	$172,387,000	1.750% due 08/15/2041	FIT1	1.798%	+ 60	2.398%	$1,324.57
3.625% Notes due 2047	CUSIP: 931142 DW0 ISIN: US931142DW04	$1,000	13	$566,440,000	$566,440,000	2.375% due 05/15/2051	FIT1	1.847%	+ 60	2.447%	$1,223.89
4.000% Notes due 2043	CUSIP: 931142 DG5 ISIN: US931142DG53	$709	14	$295,900,000	$295,900,000	1.750% due 08/15/2041	FIT1	1.798%	+ 60	2.398%	$1,263.57
4.050% Notes due 2048	CUSIP: 931142 EC3 ISIN: US931142EC31	$3,000	15	$1,317,319,000	$1,317,319,000	2.375% due 05/15/2051	FIT1	1.847%	+ 55	2.397%	$1,320.78
3.950% Notes due 2038	CUSIP: 931142 EB5 ISIN: US931142EB57	$1,500	16	$924,862,000	$924,862,000	1.750% due 08/15/2041	FIT1	1.798%	+ 40	2.198%	$1,238.46
2.950% Notes due 2049	CUSIP: 931142 EP4 ISIN: US931142EP44	$1,000	17	$371,473,000	$371,473,000	2.375% due 05/15/2051	FIT1	1.847%	+ 50	2.347%	$1,121.68
3.700% Notes due 2028	CUSIP: 931142 EE9 ISIN: US931142EE96	$2,750	18	$1,270,665,000	$1,270,665,000	1.250% due 08/15/2031	FIT1	1.321%	- 5	1.271%	$1,151.26
3.550% Notes due 2025	CUSIP: 931142 ED1 ISIN: US931142ED14	$1,500	19	$625,335,000	$625,335,000	0.375% due 04/30/2025	FIT5	0.603%	+ 12.5	0.728%	$1,099.86
3.400% Notes due 2023	CUSIP: 931142EK5 ISIN: US931142EK56	$2,750	20	$469,846,000	$469,846,000	0.125% due 05/31/2023	FIT4	0.183%	+ 10	0.283%	$1,052.05
3.250% Notes due 2029	CUSIP: 931142 EN9 ISIN: US931142EN95	$1,250	21	$517,239,000	$517,239,000	1.250% due 08/15/2031	FIT1	1.321%	+ 5	1.371%	$1,134.19
3.050% Notes due 2026	CUSIP: 931142 EM1 ISIN: US931142EM13	$1,250	22	$451,135,000	$451,135,000	0.750% due 08/31/2026	FIT1	0.836%	+ 5	0.886%	$1,097.85
2.850% Notes due 2024	CUSIP: 931142 EL3 ISIN: US931142EL30	$1,500	23	$510,429,000	$510,429,000	0.250% due 06/15/2024	FIT5	0.403%	+ 10	0.503%	$1,063.05
2.650% Notes due 2024	CUSIP: 931142 DV2 ISIN: US931142DV21	$1,000	24	$369,824,000	$369,824,000	1.500% due 09/30/2024	FIT5	0.459%	+ 10	0.559%	$1,063.37
2.375% Notes due 2029	CUSIP: 931142 EQ2 ISIN: US931142EQ27	$500	25	$205,047,000	$180,881,000	1.250% due 08/15/2031	FIT1	1.321%	+ 10	1.421%	$1,069.81

(1)

The Total Consideration payable for Securities accepted for purchase by the Company per $1,000 principal amount, which includes the Early Participation Amount. Holders whose Securities are accepted for purchase will also receive Accrued Interest on such Securities.

Copies of the Offer to Purchase and all announcements, press releases and notices can also be obtained from the Information Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to DTC and holders are urged to contact the Information Agent for the relevant announcements relating to the Tender Offer.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Tender Offer.

Barclays Capital Inc. (“Barclays”), Credit Suisse Securities (USA) LLC (“Credit Suisse”) and TD Securities (USA) LLC (“TD Securities”) are acting as lead dealer-managers (the “Lead Dealer-Managers”), BNP Paribas Securities Corp., Goldman Sachs & Co. LLC and NatWest Markets Securities Inc. are acting as co-dealer-managers (the “Co-Dealer-Managers”), BofA Securities, Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC are acting as senior co-managers (the “Senior Co-Managers”), and BBVA Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., Standard Chartered Bank, U.S. Bancorp Investments, Inc., SMBC Nikko Securities America, Inc., ICBC Standard Bank Plc, Lloyds Securities Inc., Loop Capital Markets LLC, Academy Securities, Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., C.L. King & Associates, Inc., Guzman & Company, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC are acting as co-managers (the “Co-Managers” and collectively with the Lead Dealer-Managers, the Co-Dealer Managers and the Senior Co-Managers, the “Dealer-Managers”) in connection with the Tender Offer. Global Bondholder Services Corporation is acting as information agent (the “Information Agent”) and depositary (the “Depositary”) in connection with the Tender Offer.

Questions regarding the terms of the Tender Offer and requests for assistance in connection with the Tender Offer may be directed to Barclays, Credit Suisse, TD Securities or the Information Agent at their addresses and telephone numbers set forth below:

Barclays Capital Inc.	Credit Suisse Securities (USA) LLC	TD Securities (USA) LLC
745 Seventh Avenue New York, New York 10019 Toll-Free: (800) 438-3242 Collect: (212) 528-7581 Attn: Liability Management Group Email: us.lm@barclayscapital.com	Eleven Madison Avenue New York, New York 10010 Toll-Free: (800) 221-1037 Collect: (212) 325-7823 Attn: Liability Management Group Email: americas.lm@credit-suisse.com	1 Vanderbilt Avenue, 12th Floor New York, New York 10017 Toll-Free: (866) 584-2096 Collect: (212) 827-7795 Attn: Liability Management Email: LM@tdsecurities.com

Questions concerning tender procedures and requests for assistance or copies of the Offer to Purchase should be directed to the Information Agent.

Global Bondholder Services Corporation

65 Broadway, Suite 404

New York, New York 10006

Attention: Corporate Actions

Email: contact@gbsc-usa.com

https://www.gbsc-usa.com/Walmart/

Banks and Brokers call: (212) 430-3774

U.S. Toll-Free: (866) 924-2200

International call: 001-212-430-3774

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Tender Offer. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial and legal advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Tender Offer. None of the Dealer-Managers, the Information Agent, the Depositary or the Company makes any recommendation as to whether holders should tender their Securities for purchase pursuant to the Tender Offer.

None of the Dealer-Managers, the Depositary, the Information Agent and any of their respective directors, officers, employees, agents and affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Company, the Securities or the Tender Offer contained in this announcement or in the Offer to Purchase. None of the Dealer-Managers, the Depositary, the Information

Agent and any of their respective directors, officers, employees, agents and affiliates is acting for any holder, or will be responsible to any holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offer, and, accordingly, none of the Dealer-Managers, the Depositary, the Information Agent and any of their respective directors, officers, employees, agents and affiliates assumes any responsibility for any failure by the Company to disclose information with regard to the Company or Securities which is material in the context of the Tender Offer and which is not otherwise publicly available.

General

Neither this announcement, the Offer to Purchase nor the electronic transmission thereof constitutes an offer to buy or the solicitation of an offer to sell Securities (and tenders of Securities for purchase pursuant to the Tender Offer will not be accepted from holders) in any circumstances in which such offer or solicitation is unlawful. The Company is not aware of any jurisdiction where the making of the Tender Offer is not in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction where the making of the Tender Offer would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or may seek to have such laws declared inapplicable to the Tender Offer. If, after such good faith effort, the Company cannot comply with any such applicable laws, the Tender Offer will not be made to the holders of Securities residing in each such jurisdiction.

In any jurisdictions where the securities, blue sky or other laws require the Tender Offer to be made by a licensed broker or dealer in any such jurisdiction, the Tender Offer shall be deemed to be made on behalf of the Company by such Dealer-Manager or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

By tendering your Securities, or instructing your custodian to tender your Securities, pursuant to the Tender Offer, you are representing and warranting that you are not a person to whom it is unlawful to make an invitation to tender pursuant to the Tender Offer under applicable law, and you have observed (and will observe) all laws of relevant jurisdictions in connection with your tender. Each holder participating in the Tender Offer will be deemed to give certain representations as set out in the Offer to Purchase under the heading “The Tender Offer—Procedures for Tendering Securities.” If you are unable to make these representations, your tender of Securities for purchase may be rejected. Each of the Company, the Dealer-Managers, the Depositary and the Information Agent reserves the right, in its sole and absolute discretion, to investigate, in relation to any tender of Securities for purchase pursuant to the Tender Offer, whether any such representation given by a holder is correct and, if such investigation is undertaken and as a result the Company determines (for any reason) that such representation is not correct, such tender or submission may be rejected.

About Walmart

Walmart Inc. (NYSE: WMT) helps people around the world save money and live better—anytime and anywhere—in retail stores, online, and through their mobile devices. Each week, approximately 220 million customers and members visit approximately 10,500 stores and clubs under 48 banners in 24 countries and eCommerce websites. With fiscal year 2021 revenue of $559 billion, Walmart employs 2.2 million associates worldwide. Walmart continues to be a leader in sustainability, corporate philanthropy and employment opportunity.

Forward-Looking Statements

This press release contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “may,” “estimate,” “deliver” and “target” and similar expressions are intended to identify the Company’s forward-looking statements, including, but not limited to, statements about the expected timing, size or other terms of the Tender Offer and the Company’s ability to complete the Tender Offer. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Please see the Cautionary Statement Regarding Forward-Looking Statements in the Offer to Purchase, as well as the Company’s Cautionary Statements Regarding Forward-Looking Statements and risk factors, as they may be amended from time to time, set forth in its filings with the U.S. Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company urges you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements in this release. Walmart cannot assure you that the results reflected in or implied by any forward-looking statement will be realized or, even if substantially realized, that those results will have the forecasted or expected consequences and effects. The forward-looking statements made today are as of the date of this release. Walmart Inc. disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.

Investor Relations contact	Media Relations contact
Dan Binder, CFA (4779) 258-7172	Randy Hargrove (800) 331-0085